UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: August 17, 2009
DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events
Item 8.01. Other Events
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Section 8. Other Events
Item 8.01. Other Events
On August 14, 2009, Dole Food Company, Inc. (“Dole”) issued a press release that it filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of shares of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In connection with the registration statement, Dole is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended January 3, 2009 (“Form 10-K”), in connection with Dole’s adoption on January 4, 2009 of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“SFAS 160”). Dole is also re-issuing its historical consolidated financial statements included in its Form 10-K for the inclusion of Earnings Per Share information on the consolidated statements of operations and in Note 22. The reissued historical financial statements are attached as Exhibit 99.2 to this Current Report on Form 8-K.
Further, Dole is re-issuing its historical condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarters and half years ended June 20, 2009 and June 14, 2008, for the inclusion of Earnings Per Share information on the condensed consolidated statements of operations and in Note 16. The reissued historical condensed consolidated financial statements are attached as Exhibit 99.3 to this Current Report on Form 8-K.
Dole is also re-issuing the Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for the three years ended January 3, 2009 and for the quarters ended and half years ended June 20, 2009 and June 14, 2008 attached as Exhibit 99.4 to this Current Report on Form 8-K.
On August 14, 2009, Dole also issued a press release that it intends to commence a private offering to eligible purchasers, subject to market and other conditions, of $325 million principal amount of Senior Secured Notes due 2016. A copy of the press release is attached as Exhibit 99.5 to this Current Report on Form 8-K.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

23*	Consent of Deloitte & Touche LLP.
99.1*	Press release concerning registration statement for initial public offering.
99.2*	Audited financial statements for the three years ended January 3, 2009.
99.3*	Unaudited financial statements for the quarters and half years ended June 20, 2009 and June 14, 2008.
99.4*	Selected financial data and management’s discussion and analysis of financial conditions and results of operations for the three years ended January 3, 2009 and quarters and half years ended June 20, 2009 and June 14, 2008.
99.5*	Press release concerning private offering of senior secured notes due 2016.

*	Filed herewith

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
August 17, 2009	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
23*	Consent of Deloitte & Touche LLP.

99.1*	Press release announcing that Dole Food Company, Inc. filed a registration statement for initial public offering.

99.2*	Audited financial statements for the three years ended January 3, 2009.

99.3*	Unaudited financial statements for the quarters and half years ended June 20, 2009 and June 14, 2008.

99.4*
Selected financial data and management’s discussion and analysis of financial conditions and results of operations for the three years ended January 3, 2009 and the quarters and half years ended June 20, 2009 and June 14, 2008.

99.5*
Press release announcing that Dole Food Company, Inc. intends to commence a private offering to eligible purchasers, subject to market and other conditions, of $325 million principal amount of senior secured notes due 2016.

*	Filed herewith

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